Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Accounting Policies [Abstract]
Advances to employees	$ 599	3,628	1,453
Prepaid expenses	246	1,487	1,380
Deposits for office rental, utilities	116	701	1,945
Interest receivable for term deposits	1	7	7
Other receivables	227	1,375	30,700
Prepaid expenses and other current assets	$ 1,189	7,198	35,485